UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 30, 2016

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,

including zip code)

voice: (713) 353-9400

fax: (713) 353-9421

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2016, Paolo G. Amoruso, Vice President of Commercial and Legal Affairs and Corporate Secretary, and David Wesson, Vice President and Chief Financial Officer of Hyperdynamics Corporation (the “Company”) resigned from their offices with the Company and their employment ended prior to the expiration of the term of their respective employment agreements entered into on October 1, 2015.  Messrs. Amoruso and Wesson employment agreements appear as Exhibits 10.19 and 10.20 to the Form 8-K filed by the Company on October 7, 2015.

Messrs. Amoruso and Wesson are continuing to provide services to the Company as independent consultants pursuant to Consulting Agreements entered into on June 30, 2016. The Consulting Agreements have terms extending through September 30, 2016, unless further extended by the Company and Messrs. Amoruso and Wesson, respectively.  Under the Consulting Agreements, Mr. Amoruso will receive a consulting fee of $30,000 per month and Mr. Wesson will receive a consulting fee of $25,000 per month.

On June 30, 2016, the Company also entered into Transition Agreements with Messrs. Amoruso and Wesson.  Pursuant to the Transition Agreement, Mr. Amoruso will receive payments of $150,000 on July 15, 2016, $50,000 on August 15, 2016, and $300,000 on September 15, 2016; provided, if the Company and Mr. Amoruso enter into a new employment agreement as Vice President, General Counsel and Corporate Secretary prior to September 15, 2016, Mr. Amoruso will not be entitled to the September 15, 2016 payment of $300,000.  In addition, Mr. Amoruso received a grant of non-qualified stock options to acquire 36,875 shares of the Company’s common stock with an exercise price equal to the closing price on June 30, 2016.  Pursuant to the Transition Agreement, Mr. Wesson will receive payments of $150,000 on July 15, August 15, and September 15, 2016.  In addition, Mr. Wesson received a grant of non-qualified stock options to acquire 34,375 shares of the Company’s common stock with an exercise price equal to the closing price on June 30, 2016. Mr. Amoruso and Mr. Wesson agree in the Transition Agreements that they are not entitled to any further payments under their employment agreements.

Copies of the Transition and Consulting Agreements are filed as Exhibits 10.21 and 10.22.  The summary of the Transition and Consulting Agreements in this Item 5.02(e) is qualified entirely by the terms and conditions set forth in the respective agreements, which are incorporated herein by reference.

Item 9.01                                         Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 10.21	Transition and Consulting Agreement, effective June 30, 2016, between Hyperdynamics Corporation and Paolo Amoruso

Exhibit 10.22	Transition and Consulting Agreement, effective June 30, 2016, between Hyperdynamics Corporation and David Wesson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	July 7, 2016	By:	/s/ RAY LEONARD
		Name:	Ray Leonard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.21	Transition and Consulting Agreement, effective June 30, 2016, between Hyperdynamics Corporation and Paolo Amoruso

Exhibit 10.22	Transition and Consulting Agreement, effective June 30, 2016, between Hyperdynamics Corporation and David Wesson